The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.
Cincinnati Global Underwriting Ltd. ■ Cincinnati Global Underwriting Agency Ltd.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com

Media Contact: Betsy E. Ertel, 513-603-5323
Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions

•	Subsidiary Directors, Officers and Counsel

Cincinnati, February 3, 2020 - Cincinnati Financial Corporation (Nasdaq: CINF) announced today that on January 31, 2020, boards of its subsidiary companies held their regular meetings and appointed directors, officers and counsel, including the following promotions and new appointments:

Thomas J. Aaron, CPA, and Jill P. Meyer, Esq., directors of Cincinnati Financial Corporation, and Angela O. Delaney, senior vice president responsible for sales and marketing, were additionally appointed as directors of all property casualty subsidiaries.

Property Casualty Insurance - Standard Market:
The Cincinnati Insurance Company
The Cincinnati Casualty Company
The Cincinnati Indemnity Company

Promotion to Senior Vice President:
Angela O. Delaney - Sales & Marketing

Promotions to Vice President:
Scott R. Boden, AFSB - Management Liability & Surety
Daniel F. Henke, FCAS, MAAA, CPCU - Pricing Analytics
Blake D. Slater, CPA - Corporate Finance

Promotion (New Appointment) to Vice President:
Carol S. Chavers - Commercial Lines

Promotions to Assistant Vice President:
Mitchell D. Carson, ALCM, ARM, CSP - Loss Control
Stephen E. Dale, PE - Loss Control
Kenneth C. Kerby, CPCU, AIC, AIM, AIT, ARM, CFE - Special Investigations
Michael J. Lane, CPCU, AIM, AINS, AIT, API, ASLI - Information Technology

Promotion (New Appointment) to Assistant Vice President:
Mili Banerjee-Pal - Learning & Development

Promotions to Secretary:
Peggy K. Alexander, CPCU - Commercial Lines
Russell A. Blessing, CIC, AIS - Sales & Marketing
Jennifer L. Byrne, AIM, AINS, AIS, AU - Commercial Lines
Kelly R. Chasteen, CPCU - Internal Audit
Rebecca J. Duff, ARM, CPCU - Loss Control
Jeffrey L. Geyer, CPCU, AIM, APA - Commercial Lines
Matthew R. Hambright, CPCU, APA - Premium Audit Field
Jason M. Hardesty, CPCU, AIAF, ARM, CMA, CPA, CSCA - Financial Planning & Analysis

Ted W. Hilgeman, CPA, CPCU - SEC Reporting
Scott R. Sanderson, CPCU, AIC - Headquarters Claims
Gary P. Williams - Information Technology
Michael D. Wood, CPCU, AIAF, CFE, CIA, CMA, CPA - Purchasing/Fleet

Promotions (New Appointments) to Assistant Secretary:
Anna B. Barrett, AINS - Headquarters Claims
Paul J. Braden, AIC, AIM - Headquarters Claims
James E. Brown, CPCU - Headquarters Claims
David T. Clay - Information Technology
David J. Dietz, AIC - Headquarters Claims
M. Chad Dowdy, CPCU, AIC, AIM - Headquarters Claims
Robert D. Green - Information Technology
Sarah E. Hirsch, CPCU, API, AU - Commercial Lines
Terron S. Kemp, AIC - Headquarters Claims
Christopher J. Monahan, CPCU, AIM, CIC - Sales & Marketing
Joyce A. Neumiller, AIC, SCLA - Headquarters Claims
Damen J. Proffitt, AINS, AIT - Information Technology
Mark A. Williams, CPCU, AIC, AIM - Field Claims

Promotion (New Appointment) to Assistant Treasurer:
James C. Sims - Corporate Accounting

Promotion to Senior Associate Counsel:
Beau K. Rymers, CPCU, AIC - Legal Litigation

Promotions (New Appointments) to Senior Associate Counsel:
Omar S. Odland - Legal Litigation
Amy C. Wright - Legal Litigation

The Cincinnati Life Insurance Company:

Promotions to Assistant Vice President:
Michael J. Lane*
C. Elaine Mackey, FSA, MAAA - Actuarial
Jeremy M. Singer, CLU, FALU, FLMI - Life Underwriting & Policy Issue

Promotions to Secretary:
Kelly R. Chasteen*
Jason M. Hardesty*
Ted W. Hilgeman*
Gary P. Williams*
Michael D. Wood*

Promotions (New Appointments) to Assistant Secretary:
David T. Clay*
Robert D. Green*
Damen J. Proffitt*

Promotion (New Appointment) to Assistant Treasurer:
James C. Sims*

Promotion to Senior Associate Counsel:
Beau K. Rymers*

Promotions (New Appointments) to Senior Associate Counsel:
Omar S. Odland*
Amy C. Wright*

Property Casualty Insurance - Excess & Surplus Lines:
The Cincinnati Specialty Underwriters Insurance Company

Promotion to Senior Vice President:
William H. Van Den Heuvel - Personal Lines

Promotion to Vice President:
Joseph M. Dempsey, AIM, AINS, ASLI, ERIS - CSU Underwriting

CFC Investment Company

Promotion to Vice President:
Blake D. Slater*

*Title as listed above

About Cincinnati Financial
Cincinnati Financial Corporation offers primarily business, home and auto insurance through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address:                            Street Address:
P.O. Box 145496                                6200 South Gilmore Road
Cincinnati, Ohio 45250-5496                        Fairfield, Ohio 45014-5141

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